                                                                    EXHIBIT 3.95

                            ARTICLES OF INCORPORATION

                                       OF

                     U-HAUL CO. OF SOUTHERN MARYLAND, INC.

APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND March 12, 1970 AT 8:30 O'CLOCK A.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

         RECORDED IN LIBER 5795, FOLIO 529 OF THE CHARTER RECORDS OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

BONUS TAX PAID $ 20.00 RECORDING FEE PAID $ 15.00

TO THE CLERK OF THE Superior COURT OF Baltimore City

         IT IS HEREBY CERTIFIED, that the within instrument, together with all indorsements thereon, of Maryland.

         AS WITNESS my hand and seal of the said Department at Baltimore.

                                                                     [ILLEGIBLE]

                            ARTICLES OF INCORPORATION

                                       of

                     U-HAUL CO. OF SOUTHERN MARYLAND, INC.

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Maryland.

                                    ARTICLE I

     The name of the corporation is U-HAUL CO. OF SOUTHERN MARYLAND, INC..

                                   ARTICLE II

            The period of duration of the corporation is perpetual.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the state of maryland upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organised under the laws of the state of Maryland.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand (5,000) shares of common stock with a par value of Ten ($10.00) dollars each, or a total capitalization of fifty thousand (50,000) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of two pages

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of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o The Corporation
            David L. Helsten          2727 North Central Avenue

Trust Incorporated, First National Bank Building, Light and Redwood Streets, Baltimore, Maryland, and the name of the resident agent at said address is The Corporation Trust Incorporated, a Maryland corporation.

                                   ARTICLE VII

         The initial Board of directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

            G. W. Carpenter           2501 Brookdale Drive
                                      Elkridge, Maryland 21227

            Fred Lindholm, Jr.        2501 Brookdale Drive
                                      Elkridge, Maryland 21227

            Nana Mae Carpenter        2501 Brookdale Drive
                                      Elkridge, Maryland 21227

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

            David L. Helston          2727 North Central Avenue
                                      Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set ray hand and seal this day of February, 1970.

                                      /s/ David L. Helsten
                                      --------------------------
                                      David L. Helsten
STATE OF ARIZONA    )
                    )ss:
COUNTY OF MARICOPA  )

         On this 27th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 27th day of February, 1970.

                                      /s/ Helen H. Delamater
                                      ------------------------------------------
                                      Helen H. Delamater
                                      Notary Public for the State of Arizona
(NOTARIAL SEAL)                       Residing at Tempe, Arizona
                                      My Commission expires August 13, 1972

Page two of two pages

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                                STATE OF MARYLAND
                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
                             301 WEST PRESTON STREET
                            BALTIMORE. MARYLAND 21201

         You are advised that the ARTICLES OF AMENDMENT

                                       OF

                     U-HAUL., Co. OF SOUTHERN MARYLAND, INC.

                              changing its name to

                     AMERCO MARKETING CO. OF SOUTHERN MARYLAND, INC. have been received and approved by the STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND this 23rd day of October 1970 at 2:26 P M. and will be recorded.

                        STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OR MARYLAND

                                      By: [ILLEGIBLE]
                                         ---------------------------------------

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                      U-HAUL CO. OF SOUTHERN MARYLAND, INC.

STATE OF MARYLAND)
                 ) ss
COUNTY OF HOWARD )

         G. W. Carpenter and Nana Carpenter being first duly sworn, upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF SOUTHERN MARYLAND, INC.

         2. That at a Meeting of the Board of Directors of said corporation, duly held at Elkridge, Maryland on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation of this corporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF SOUTHERN MARYLAND, INC."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Elkridge, Maryland on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                      /s/   G. W. Carpenter
                                      ------------------------------------------
                                      G. W. Carpenter, President
                  (CORPORATE SEAL)

ATTEST:

/s/ Nana Carpenter
-------------------------
Nana Carpenter Secretary

Page one of two pages

STATE OF MARYLAND      )
                       ) ss.
COUNTY OF HOWARD       )

         On this 30th day of September, 1970, before me, a Notary Public, personally appeared G. W. Carpenter and Nana Carpenter known by me to be the persons whose signatures are subscribed to the within Instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                      /s/ [ILLEGIBLE]
                                      -----------------------------
                                                     Notary Public

                             My commission expires July 1, 1974

         (NOTARIAL SEAL)

Page two of two pages

                                STATE OR MARYLAND
                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
                             301 WEST PRESTON STREET
                            BALTIMORE, MARYLAND 21201

                     You are advised that the ARTICLES OF AMENDMENT

                                       OF

                AMERCO MARKETING CO. OF SOUTHERN MARYLAND, INC.
                              Changing its name to

                      U-HAUL CO. OF SOUTHERN MARYLAND, INC.

have been received and approved by the STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND This 12th day of March, 1973, at 8:30 A.M.
and will be recorded

                        STATE DEPARTMENT OF ASSESSMENTS AND TAXATION or MARYLAND

                                      By [ILLEGIBLE]
                                         ---------------------------------------

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                 AMERCO MARKETING CO. OF SOUTHERN MARYLAND, INC.

STATE OF MARYLAND       )
                        )ss.
COUNTY OF [ILLEGIBLE]   )

         G. W. Carpenter and Nana Mae Carpenter being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of AMERCO MARKETING CO. OF SOUTHERN MARYLAND, INC.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Lanham, Maryland on February 21, 1973, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read us follows:

                           The name of this corporation is U-HAUL CO. OF SOUTHERN MARYLAND, INC,"

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Baltimore, Maryland on February 21, 1973. That the wording of the amended article,as set forth in the shareholders' resolution, is the same that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                      /s/ G. W. Carpenter
                                      ------------------------------------------
                                      G. W. Carpenter

         (CORPORATE SEAL)

ATTEST:

/s/ Nana Mae Carpenter
---------------------------
Nana Mae Carpenter

Page one of two pages

STATE Of MARYLAND     )
                      )ss.
COUNTY OF [ILLEGIBLE] )

         On this 27 day of February, 1973, Before me, a Notary Public, personally appeared G. W. Carpenter and Nana Mae Carpenter known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       [ILLEGIBLE]
                                      ------------------------------------------
                                                     NOTARY PUBLIC

                                      My commission expires 7-1-74

         (NOTARIAL SEAL)

Page Two of Two Pages

                                STATE OF MARYLAND

                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
                             301 WEST PRESTON STREET
                            BALTIMORE, MARYLAND 21201

            YOU ARE ADVISED THAT THE        ARTICLES OF AMENDMENT

                                       OF

                      U-HAUL CO. OF SOUTHERN MARYLAND, INC.

                             changing its name to:

                         U-HAUL CO. OF D.C. METRO, INC.

have been received and approved by the STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND this 8th day of December, 1975, at 8:30 am and will be recorded.

                        STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND

                                      by: /s/ [ILLEGIBLE]
                                          --------------------------------------

                              ARTICLES OF AMENDMENT

                                       OF

                     U-HAUL CO. OF SOUTHERN MARYLAND, INC.

         U-Haul Co. of Southern Maryland, Inc., a Maryland corporation having its principal office in Baltimore, Maryland, (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: The charter of the Corporation is hereby amended by striking out Article I and inserting in lieu thereof the following:

                                   "ARTICLE I

                  The name of the corporation is U-Haul Co. of D.C. Metro.

                  SECOND: The board of directors of the Corporation, at a meeting duly convened and held on November 3, 1975, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment to the charter was advisable and directing that it be submitted for adoption by unanimous written consent by the sole shareholder of the corporation.

                  THIRD: A consent in writing, setting forth approval of the amendment of the charter of the Corporation hereinabove set forth, was signed by the sole shareholder of the Corporation and such consent and waiver are filed with the records of the Corporation.

                  FOURTH: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the sole shareholder of the Corporation.

         IN WITNESS WHEREOF, U-Haul Co. of Southern Maryland, Inc., has caused these presents to be signed in its name and on it behalf by its President and its corporation seal to be hereunto affixed and attested by its Secretary on November 3rd, 1975.

(CORPORATE SEAL)

                                      By: /s/ Warren D. Albers
                                         ---------------------------------------
                                         Warren D. Albers, President

ATTEST:

/s/ Troy D. Ashton
--------------------------
Troy D. Ashton, Secretary

STATE OF MARYLAND,
                   ss:
COUNTY OF BALTIMORE,

         I HEREBY CERTIFY that on November 3rd, 1975, before me the subscriber, a notary public of the State of Maryland in and for the County of Baltimore, personally appeared Warren D. Albers, President of U-Haul Co. of Southern Maryland, Inc., a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation and further made oath in due form of law that the matters and facts set forth in said Articles of Amendment with respect to the approval thereof are true to the best of his knowledge, information and belief.

         WITNESS my hand and notarial seal, the day and year last above written.

                                        [ILLEGIBLE]
                                      ------------------------------------------
                                                    Notary Public

    (Notary Seal)

                              ARTICLES OF AMENDMENT

                                       OF

                      U-HAUL CO. OF SOUTHERN MARYLAND, INC.

                              changing its name to:

                         U-HAUL CO. OF D.C. METRO, INC.

approved and received for record by the State Department of Assessments and Taxation of Maryland December 3, 1975 at 8:30 O'clock A. M. as in conformity with law and ordered recorded.

         Recorded in Liber 2234 , folio 649, one of the Charter Records of the State Department of Assessments and Taxation of Maryland.

Bonus tax paid $___________Recording fee paid $ 15.00.

To the clerk of the Superior Court of Baltimore City

         IT IS HEREBY CERTIFIED, that the within instrument, together with all endorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

         AS WITNESS my hand and seal of the said Department at Baltimore.

                                        [ILLEGIBLE]
                                      ------------------------------------------

                           OFFICE OF RECORDER OF DEEDS
                              Corporation Division
                           Sixth and D Streets, N. W.
                             Washington, D. C, 20001

                                   CERTIFICATE

THIS IS TO CERTIFY that all applicable provisions of the District of Columbia Business Corporation Act have been complied with and ACCORDINGLY this Certificate of Amended Authority is hereby issued to U-HAUL CO. OF D. C. METRO, INC. CHANGED TO U-HAUL CO. METRO D. C., INC.

As of March 4 , 1976.

                                      PETER S. RIDLEY,
                                      Recorder of Deeds, D.C.

                                      BY Margurite C. Stokes
                                      ---------------------------
                                      Margurite C. Stokes
                                      Assistant Superintendent of Corporations

Government of the District of Columbia
Form RD-C 53
Rev. July 1963

                             APPLICATION FOR AMENDED

                            CERTIFICATE OF AUTHORITY

         Pursuant to the provisions of Title 29, Chapter 9 of the Code of Laws of the District of Columbia, the undersigned corporation hereby applies for an Amended Certificate of Authority to transact business in the District of Columbia, and for that purpose submits to the following statement:

         FIRST A Certificate of Authority was issued to the corporation by this office on April 14, 1971, authorizing it to transact business in the District of Columbia under the name of AMERCO MARKETING CO. OF SOUTHERN MARYLAND, INC., amending its name to U-HAUL CO. OF SOUTHERN MARYLAND, INC. on June 25, 1973 and amending its name to U-HAUL CO. OF D.C. METRO, INC. on January 16, 1976.

         SECOND: The corporate name of the corporation has been changed to U-Haul Co. of Metro D.C., Inc.

         THIRD: The name which it elects to use hereafter in the District of Columbia is U-Haul Co. of Metro D.C., Inc.

         FOURTH: It desires to pursue in the transaction of business in the District of Columbia other or additional purposes than those set forth in its prior application for a Certificate of Authority, as follows: "NO CHANGE".

         Date:    March 13th, 1976.

                                      U-Haul Co. of Metro D.C., Inc.
                                      (formerly U-Haul Co. of D. C. Metro, Inc.)

                                      By: /s/ Warren D. Albers
                                          --------------------------------------
                                      Warren D. Albers - President

(CORPORATE SEAL)

ATTEST:

/s/ Tory D. Ashton
-------------------------
Tory D. Ashton  - Secretary

                              ARTICLES OF AMENDMENT
                                       OF
                         U-HAUL CO. OF METRO D. C. INC.
                             CHANGING ITS NAME TO:
                          U-HAUL CO. OF MARYLAND, INC.

APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND NOVEMBER 5, 1990 AT 8:41 O'CLOCK A-M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

                               __________________

  ORGANIZATION AND                    RECORDING                      SPECIAL
CAPITALIZATION FEE PAID:              FEE PAID:                      FEE PAID:

 $________________                    $ 20.00                      $____________

                               __________________
                                      D0312702

TO THE CLERK OF THE COURT OF BALTIMORE CITY

         IT IS HEREBY CERTIFIED, THAT THE WITHIN INSTRUMENT. TOGETHER WITH ALL INDORSEMENTS THEREON. HAS BEEN RECEIVED. APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                                      RECORDED IN THE RECORDS OF THE

                                      STATE DEPARTMENT OF ASSESSMENTS

                                      AND TAXATION OF MARYLAND IN LIBER, FOLIO.

                              ARTICLES OF AMENDMENT

                                       FOR

                         U-HAUL CO. OF METRO D.C., INC.

                             A MARYLAND CORPORATION

U-Haul Co. of Metro D.C., Inc., a Maryland corporation having its principal office in Baltimore County, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The charter of the Corporation is hereby amended by striking out
         Article I and inserting in lieu thereof the following:

                                    ARTICLE I

                  The name of the corporation is U-HAUL CO. OF MARYLAND, INC.

         SECOND: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholder of the Corporation.

IN WITNESS WHEREOF: U-Haul Co. of Metro D.C., Inc., has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on November 1, 1990.

                                      U-HAUL CO. OF METRO D.C., INC.

                                      /s/ John A. Lorentz
                                      John A. Lorentz, President

ATTEST:

/s/ Gary V. Klinefelter
------------------------
Gary V. Klinefelter, Secretary

THE UNDERSIGNED, President of U-Haul Co. of Metro D.C., Inc., who executed on behalf of said corporation, the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects,under the penalties of perjury.

                                      /s/ John A. Lorentz
                                      ------------------------------------------
                                      John A. Lorentz